Filed Pursuant to Rule 497(e)
1933 Act File No. 033-21718
1940 Act File No. 811-05549

Reynolds Blue Chip Growth Fund (RBCGX)
a portfolio of Reynolds Funds, Inc.
(the “Fund”)

March 14, 2022

Supplement to the
Prospectus and Statement of Additional Information
each dated January 31, 2022

Effective immediately, Foreside Fund Services, LLC (the “Distributor”) has replaced Rafferty Capital Markets, LLC as the Fund’s distributor. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is not affiliated with the Fund or its investment adviser. All references in the Prospectus and Statement of Additional Information to the Fund’s prior distributor are replaced with references to the Distributor.

In addition, the first paragraph under “Distribution of Shares – Distributor” in the Statement of Additional Information, on page 28, is hereby amended and restated in its entirety:

Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as principal underwriter (the “Distributor”) for the Fund pursuant to a Distribution Agreement. No affiliated persons of the Fund are affiliated persons of the Distributor. Fund shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. Under a Distribution Services Agreement entered into with Adviser, the Adviser pays the Distributor a flat fee of $16,000 for the services the Distributor provides to the Fund, plus standard fees for the review of Fund marketing materials. Any 12b-1 fees are paid pursuant to the Distribution Agreement and the Distribution and Service Plan discussed below. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years. Thereafter, if not terminated, the Distribution Agreement will continue for successive annual periods, subject to annual approval by (a) the Board of Directors or a vote of a majority of the outstanding shares, and (b) by a majority of the Board members who are not interested persons of the Fund or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Services Agreement with the Adviser automatically terminates upon any termination of the Distribution Agreement.

Please retain this Supplement with your Prospectus and
Statement of Additional Information for future reference.